SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                                FORM 8-K

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



                              April 13, 2001



                        DELTA PETROLEUM CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Colorado                0-16203                   84-1060803
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        (State of               Commission             (I.R.S. Employer
       Incorporation)             File No.              Identification No.)



             Suite 3310
             555 17th Street
             Denver, Colorado                                 80202
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      (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code: (303) 293-9133











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ITEM 2.   DISPOSITION OF ASSETS.

          On April 13, 2001 Delta Petroleum Corporaiton "Delta" or the "Company") completed the sale of West Delta Block 52, Plaquemines Parish, Louisiana to Panaco, Inc. for $4,000,000 to the 100% working interest, prior to adjustments per contract. Delta held legal title to 100% of the working interest of which 12.5% of the working interest was held by Delta as nominee for Company officers pursuant to a previous sale on November 15, 2000. Delta's net proceeds for its 87.5% working interest were $3,500,000 before adjustments per contract. A copy of the Purchase and Sale Agreement dated March 29, 2001 is attached as Exhibit 10.1. Delta used approximately $3,000,000 of the proceeds to reduce debt.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBIT.

            10.1 Purchase and Sale Agreement dated March 29, 2001 between Delta Petroleum Corporation and Panaco, Inc. (without exhibits).




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                  (Registrant)



Date:  April 13, 2001             By:  /s/Roger A. Parker
                                      ---------------------------------
                                       Roger A. Parker
                                       President/C.E.O.














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                           INDEX TO EXHIBITS

(1)     Underwriting Agreement.  Not applicable.

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Not applicable.

(3)(i)  Articles of Incorporation. Not applicable.
   (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)     Opinion: re: Legality.  Not applicable.

(6)     Opinion: Discount on Capital Shares.  Not applicable.

(7)     Opinion: re: Liquidation Preference. Not applicable.

(8)     Opinion: re: Tax Matters.  Not applicable.

(9)     Voting Trust Agreement.  Not applicable.

(10)    Material Contracts.

        10.1 Purchase and Sale Agreement dated March 29, 2001 between Delta Petroleum Corporation and Panaco, Inc. (without exhibits). Filed herewith electronically.

(11)    Statement re: Computation of Per Share Earnings.  Not applicable.

(12)    Statement re: Computation of Ratios.  Not applicable.

(13)    Annual Report to Security Holders, etc. Not applicable.

(14)    Material Foreign Patents.  Not applicable.

(15)    Letter re: Unaudited Interim Financial Information.  Not applicable.

(16)    Letter re: Change in Certifying Accountant.  Not applicable.

(17)    Letter re: Director Resignation.  Not applicable.

(18)    Letter re: Change in Accounting Principles.  Not applicable.

(19)    Report Furnished to Security Holders.  Not applicable.

(20)    Other Documents or Statements to Security Holders.  Not applicable.

(21)    Subsidiaries of the Registrant.  Not applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not applicable.

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(23)    Consents of Experts and Counsel.  Not applicable

(24)    Power of Attorney. Not applicable.

(25)    Statement of Eligibility of Trustee.  Not applicable.

(26)    Invitations for Competitive Bids.  Not applicable.

(27)    Financial Data Schedule.  Not applicable.

(99)    Additional Exhibits. Not applicable.